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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 1, 2007
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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)
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         Kansas                     1-04721                 48-0457967
(State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                        Identification No.)


  2001 Edmund Halley Drive, Reston, Virginia                    20191
   (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (703) 433-4000

          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On March 1, 2007, William E. Kennard resigned as a member of the Board of Directors of Sprint Nextel Corporation. A copy of Sprint Nextel's press release regarding Mr. Kennard's resignation is included as Exhibit 99 and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed with this report:

Exhibit No.    Description

    99         Press Release of Sprint Nextel Corporation dated March 6, 2007.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SPRINT NEXTEL CORPORATION



Date: March 6, 2007                   By:  /s/ Michael T. Hyde
                                           Michael T. Hyde
                                           Assistant Secretary
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                                  EXHIBIT INDEX


Number         Exhibit

99             Press Release of Sprint Nextel Corporation dated March 6, 2007